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                                                                    Exhibit 23.4



                         [AIRCLAIMS LIMITED LETTERHEAD]


                                AIRCLAIMS LIMITED

                              CONSENT OF APPRAISER
We consent to the use of our reports included herein and to the references to our firm in the AerCo Limited Registration Statement on Form F-4 (file number
333-                ) to be filed with the Securities and Exchange Commission.



Dated:  December 6, 2000



                                       Airclaims Limited

                                       By: /s/ Mark Sheridan
                                           ------------------------------------
                                           Name: Mark Sheridan
                                           Title: Senior Analyst